Exhibit 99.1

Advanced Drainage Systems to Restate Prior Period Financial Statements

HILLIARD, Ohio – (November 29, 2016) – Advanced Drainage Systems, Inc. (NYSE: WMS) (“ADS” or the “Company”), a leading global manufacturer of water management products and solutions for commercial, residential, infrastructure and agricultural applications, today announced that the Company will restate its prior period financial statements and related financial information as filed with the Securities and Exchange Commission (“SEC”). The restated financial information will include the consolidated financial statements for the annual periods ended March 31, 2016, 2015 and 2014, selected annual financial information for the annual periods ended 2013 and 2012, as well as the associated consolidated financial statements for the quarterly periods for fiscal years 2016 and 2015. Accordingly, the financial statements, including the related report of independent registered public accounting firm thereon, and all press releases and similar communications issued by the Company relating to those periods should not be relied upon pending completion of the restatement. The Company intends to file its restated financial information as soon as possible.

Historically, the Company has classified its share-based awards as equity awards and recorded the associated compensation expense based on the award’s grant date fair value. Based upon an internal review of its share-based award agreements and related administrative procedures, the Company has concluded that it should have accounted for these awards as liability-classified instead of equity-classified. The fair value of liability-classified awards is remeasured at each reporting period until settlement.

Certain tax withholding provisions that were added to award agreements beginning in fiscal 2009 allowed award recipients to use net shares upon exercise of their award to satisfy tax withholding requirements in amounts greater than the minimum statutory withholding obligations. In addition, prior to the Company’s initial public offering in fiscal 2015, the Company had periodically repurchased shares resulting from option exercises within six months of the exercise date. Both of these practices would result in the liability classification for awards.

As part of its review of the foregoing compensation expense issues, the Company also determined that additional adjustments are required for historic compensation expense associated with certain executive employment agreements as well as certain stock repurchase agreements in place with members of senior management, whereby the Company was required to repurchase shares upon the employee’s death. The stock repurchase agreements were entered into in fiscal 2007 and terminated at the time of the Company’s initial public offering in fiscal 2015.

While the Company continues to assess the impact of adjusting the accounting for its compensation related agreements described above, the effect of such treatment will result in the recognition of either compensation expense or compensation benefit (reduction in compensation expense) for various reporting periods. This recognition of compensation expense or compensation benefit will have a corresponding impact to the Company’s previously reported net income. The Company is in the process of finalizing the impact these adjustments will have to its previously reported financial statements, including the impact to net income. However, due to the nature of the adjustments, the Company does not anticipate that the restatement will impact revenue or Adjusted EBITDA, a non-GAAP financial measure. The Company’s definition of Adjusted EBITDA excludes the impact of share-based compensation and in its restated filings will exclude the impact of retirement or termination related compensation expense. Additional information regarding Adjusted EBITDA is set forth below under “Non-GAAP Financial Measures”.

The Company’s review of its prior period accounting with respect to its share-based awards and other compensation matters are ongoing and subject to change.

ADVANCED DRAINAGE SYSTEMS, INC.        4640  TRUEMAN  BOULEVARD,        HILLIARD,  OH  43026  TEL:  614 / 658-0050      800 / 733-7473

HTTP://WWW.ADS-PIPE.COM

About ADS

Advanced Drainage Systems (ADS) is the leading manufacturer of high performance thermoplastic corrugated pipe, providing a comprehensive suite of water management products and superior drainage solutions for use in the construction and infrastructure marketplace. Its innovative products are used across a broad range of end markets and applications, including non-residential, residential, agriculture and infrastructure applications. The Company has established a leading position in many of these end markets by leveraging its national sales and distribution platform, its overall product breadth and scale and its manufacturing excellence. Founded in 1966, the Company operates a global network of 61 manufacturing plants and 29 distribution centers.

Non-GAAP Financial Measures

This press release includes references to Adjusted EBITDA, a non-GAAP financial measure. This non-GAAP financial measure is used in addition to and in conjunction with results presented in accordance with GAAP. This measure is not intended to be a substitute for those reported in accordance with GAAP. Adjusted EBITDA may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures.

Adjusted EBITDA is a non-GAAP financial measure that comprises net income before interest, income taxes, depreciation and amortization, stock-based compensation, non-cash charges and certain other expenses. The Company’s definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key metric used by management and the Company’s board of directors to assess financial performance and evaluate the effectiveness of the Company’s business strategies. Accordingly, management believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as the Company’s management and board of directors.

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Such statements include, but are not limited to, statements regarding the anticipated restatements and expected impact of the Company’s accounting adjustments on its financial statements and other financial data for the non-reliance periods and for future periods, and the anticipated timing of filing of the restated filings. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate further the financial statements and other financial data for the non-reliance periods and any future periods, any further delay in the filing of the Company’s filings with the SEC or restated filings with the SEC, a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were ineffective, the review of potential weaknesses or deficiencies in the Company’s disclosure controls, and discovering further weaknesses of which we are not currently aware or which have not been detected, additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant risks and uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADVANCED DRAINAGE SYSTEMS, INC.        4640  TRUEMAN  BOULEVARD,        HILLIARD,  OH  43026  TEL:  614 / 658-0050      800 / 733-7473

HTTP://WWW.ADS-PIPE.COM

For more information, please contact:

Michael Higgins

Director of Investor Relations and Business Strategy

614-658-0050

mike.higgins@ads-pipe.com

ADVANCED DRAINAGE SYSTEMS, INC.        4640  TRUEMAN  BOULEVARD,        HILLIARD,  OH  43026  TEL:  614 / 658-0050      800 / 733-7473

HTTP://WWW.ADS-PIPE.COM